UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2026

AdaptHealth Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38399	82-3677704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 East North Lane, Suite 5075 Conshohocken, PA	19428
(Address of principal executive offices)	(Zip Code)

(610) 424-4515
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AHCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 18, 2026, AdaptHealth Corp. (the “Company”) held the annual meeting of stockholders (the “Annual Meeting”) of the Company via live audio webcast. At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 28, 2026. At the beginning of the Annual Meeting, there were 120,652,493 shares of common stock of the Company, par value $0.0001 per share (“Common Stock”) present or represented by proxy at the Annual Meeting, which represented 88.67% of the voting power of the shares of Common Stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s Common Stock were entitled to one vote for each share of Common Stock held as of the close of business on April 24, 2026, the record date for the Annual Meeting.

The stockholders of the Company voted on the following proposals at the Annual Meeting:

1. To elect nine directors for a one-year term;

2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and

3. A non-binding advisory vote to approve the compensation paid to the Company’s named executive officers.

The voting results for each of these proposals are set forth below.

1.	Election of Directors.

Name	For	Withheld	Broker Non-Vote
Gregory Belinfanti	106,611,172	2,165,500	11,875,821
Terence Connors	106,470,008	2,306,664	11,875,821
Brad Coppens	107,111,674	1,664,998	11,875,821
Suzanne Foster	105,992,570	2,784,102	11,875,821
Ted Lundberg	102,690,918	6,085,754	11,875,821
Kenneth A. Samet	108,390,299	386,373	11,875,821
Dr. Susan Weaver	106,714,121	2,062,551	11,875,821
David Williams III	106,543,756	2,232,916	11,875,821
Dale Wolf	105,844,287	2,932,385	11,875,821

Based on the votes set forth above, each director nominee was duly elected to serve as a director until the Company’s annual meeting of stockholders in 2027, or until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.

2.	Ratification of Appointment of Independent Registered Public Accounting Firm.

For	Against	Abstain
119,090,024	1,092,126	470,343

Based on the votes set forth above, the stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

3.	Non-binding advisory vote to approve the compensation paid to the Company’s named executive officers.

For	Against	Abstain	Broker Non-Vote
107,129,368	965,272	682,032	11,875,821

Based on the votes set forth above, the stockholders approved this proposal on an advisory basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 2026

AdaptHealth Corp.

By:	/s/ Richard Rew
	Name:	Richard Rew
	Title:	Chief Legal Officer, General Counsel and Secretary